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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 24, 2005

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                       000-30975
     (State of Formation)                          (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
                Omaha, NE                                   68164
(Address of principal executive offices)                  (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

        On March 24, 2005, Laurus Master Fund, Ltd. converted $650,000 of the principal amount of a $2,750,000 Secured Convertible Term Note, dated February 19, 2004, as amended on April 15, 2004, into 1,250,0000 shares of the Registrant's common stock, par value $.01 per share. The shares were issued in reliance on the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TRANSGENOMIC, INC.

                                                 By  /s/ Mitchell L. Murphy
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                                                     Mitchell L. Murphy
                                                     Vice President,
                                                     Secretary and Treasurer

March 29, 2005

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